                                                                   Exhibit 10.34

NEITHER THIS WARRANT NOR THE STOCK FOR WHICH IT MAY BE EXERCISED HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("SECURITIES ACT"), OR ANY OTHER FEDERAL OR STATE SECURITIES LAW, AND MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT AS EXPRESSLY PROVIDED HEREIN. THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THE ATTACHED WARRANT CERTIFICATE ARE RESTRICTED IN ACCORDANCE WITH THE TERMS PROVIDED HEREIN.



                              IBIZ TECHNOLOGY CORP.

                    [FORM OF] COMMON STOCK PURCHASE WARRANT


         WHEREAS, the iBIZ TECHNOLOGY CORP., a Florida corporation ("Company") proposes to issue to [HOLDER] ("[Abbrev. Holder]" or "Holder") warrants (the "Warrants") to purchase up to [share number] shares of common stock, $.001 par value of the Company ("Common Stock"); to purchase at any time from May 17, 2000 until 5:30 p.m. New York time on May 16, 2005 (the "Expiration Date"), at various exercise prices, subject to terms as set forth in the Common Stock Purchase Warrant (the "Exercise Price"); and

         WHEREAS, [Abbrev. Holder] has agreed to provide certain financial and corporate communication services pursuant to the Letter Agreement (the "Agreement") dated as of May 16, 2000, between [Abbrev. Holder] and the Company, a copy of which is attached hereto as Exhibit 1, and similar matters upon the terms and conditions more fully set forth in the aforementioned Agreement; and

         WHEREAS, the Warrants to be issued pursuant to this Agreement will be issued on May 17, 2000, by the Company to [Abbrev. Holder] in consideration for, and as part of [Abbrev. Holder]'s compensation in connection with, its acting as financial communications advisor pursuant to the agreement.

         This certifies that, for value received, [Abbrev. Holder] is entitled to subscribe for, and purchase from Company, [share number] shares, subject to terms as set forth in Article II below, ("Warrant Shares") of Common Stock of the Company, par value $.001 per share ("Common Stock"), at the various exercise prices as set forth in Article II below, ("Exercise Price"), at any time and from time to time beginning on the date of this Warrant as set forth below ("Exercise Date"), and ending on the date that is five (5) years after the date of this Warrant ("Expiration Date"), upon written notice from the Holder to the Company ("Notice") and subject to the terms provided herein.

         This Warrant is subject to the following provisions, terms and conditions:

                                   ARTICLE I.

                        EXERCISE; RESERVATION OF SHARES

         Section 1.01 Warrant Exercise. The rights represented by this Warrant may be exercised by the Holder at any time and from time to time prior to the expiration of this Warrant, upon Notice, by the surrender at the principal office of the Company of this Warrant together with a duly executed subscription in the form annexed hereto ("Subscription Form") and accompanied by payment, in certified or immediately available funds, of the Exercise Price for the number of Warrant Shares specified in the Subscription Form. The shares so purchased shall be deemed to be issued to the Holder as the record owner of such shares as of the close of business on the date on which this Warrant shall be exercised as hereinabove provided. No fractional shares or scrip representing fractional shares shall be issued upon exercise of this Warrant and the number of shares that shall be issued upon such exercise shall be rounded to the nearest whole share without the payment or receipt of any additional consideration.

         Section 1.02 Certificates. Certificates for the shares purchased pursuant to Section 1.01 shall be delivered to the Holder within five (5) business days after the rights represented by this Warrant shall have been so exercised without charge to the Holder thereof including, without limitation, any tax which may be payable in respect of the issuance thereof. Such certificates shall (subject to the provisions of Sections 3.01 and 4.01 hereof) be issued in the name of or in such names as may be directed by the Holder thereof; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the issuance and delivery of any such certificates in a name other than that of the Holder and the Company shall not be required to issue or deliver such certificates unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid. Upon partial exercise, a new Warrant in the name of the Holder representing the rights, if any, that shall not have been exercised prior to the Expiration Date with respect to this Warrant shall also be delivered to such Holder within such time, with such new Warrant to be identical in all other respects to this Warrant. The term "Warrant," as used herein, includes any Warrants into which this Warrant may be divided or combined and any subsequent Warrants issued upon the transfer or exchange or reissuance upon loss hereof.

         Section 1.03 Covenants of the Company with Respect to Reservation of Shares. The Company represents, warrants, covenants and agrees:

                     (a) That all shares of Common Stock that may be issued upon exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof;

                     (b) That during the period the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of issue and delivery upon exercise of the rights evidenced by this Warrant, a sufficient number of shares of Common Stock to provide for the exercise of the rights represented by this Warrant; and

                     (c) If the Common Stock is listed on any national securities exchange or similar trading market, the shares of Common Stock that may be issued upon exercise of this Warrant will, prior to or on the date that a Registration Statement covering the Warrant Shares is effective, also be listed on such exchange subject to notice of issuance.


                                   ARTICLE II.

                                   ADJUSTMENTS

         Section 2.01 Reorganization, Reclassification, Consolidation, Merger or Sale.

                  (a) Capital Events. If any reorganization or reclassification of the capital stock of the Company, or any consolidation or merger of the Company with another corporation, or the sale of all or substantially all of its assets to another corporation (in any instance, a "Capital Event") shall be effected in such a way that holders of Common Stock shall be entitled to receive stock, securities or assets (including cash) with respect to or in exchange for their Common Stock, then, as a condition of such Capital Event, the corporation formed by such Capital Event shall execute and deliver to the Holder of each Warrant then outstanding, or to be outstanding, (until the expiration of such Warrant), the kind and amount of shares of stock and other securities and property receivable upon such consolidation and merger, by a holder of the number of shares of Common Stock of the Company for which such Warrant might have been exercised immediately prior to such Capital Event.

                     (b) Preservation of Value. In the case of any Capital Event, appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for adjustment of the number of shares that may be issued upon exercise of this Warrant and the Exercise Price hereof) shall thereafter be applicable, as nearly as may be, in relation to any shares of stock, securities or assets (including cash) thereafter deliverable upon the exercise of the rights represented hereby.

                     (c) Obligation Expressly Assumed. The Company shall not effect any consolidation, merger or sale of all or substantially all of its assets, unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from such consolidation or merger, or the corporation into or for the securities of which the previously outstanding stock of the Company shall be changed in connection with such consolidation or merger, or the corporation purchasing such assets, as the case may be, shall assume by written instrument executed and mailed or delivered to the registered Holder at the last address of such Holder appearing on the books of the Company, the obligation to deliver to such Holder, upon exercise of this Warrant, such shares of stock, securities or assets (including cash) as, in accordance with the foregoing provisions, such Holder may be entitled to purchase.

         Section 2.02 Subdivision or Combination of Stock. In the event that the Company shall at any time subdivide or split its outstanding shares of Common Stock into a greater number of shares, the number of Warrant Shares subject to issuance upon exercise of this Warrant at the opening of business on the day upon which such subdivision becomes effective shall be proportionately increased. In the event that the outstanding shares of Common Stock of the Company shall be combined into a smaller number of shares, the number of shares subject to issuance upon exercise of this Warrant at the opening of business on the day upon which such subdivision becomes effective shall be proportionately decreased. Any such increase or decrease, as the case may be, shall become effective immediately after the opening of business on the day following the day upon which such subdivision or combination, as the case may be, becomes effective.

         Section 2.03 Stock Dividends. In the event that the Company shall at any time declare any dividend or distribution upon its Common Stock payable in stock, the number of Warrant Shares subject to issuance upon exercise of this Warrant shall be increased by the number (and the kind) of shares which would have been issued to the holder of this Warrant if this Warrant were exercised immediately prior to such dividend. Such increase shall become effective immediately after the opening of business on the day following the record date for such dividend or distribution.

         Section 2.04 Equitable Adjustment. In the event the Company shall participate in any extraordinary corporate event or transaction not otherwise provided for herein, including a so- called issuer self-tender, there shall be made an equitable and proportionate adjustment in the number of shares issuable upon exercise of this Warrant and the Exercise Price consistent with the principles of other such adjustments provided for in this Article II.

         Section 2.05 Treasury Shares. The number of shares of Common Stock outstanding at any given time shall not include shares of the Company owned or held by or for the account of the Company.

         Section 2.06 Minimum Adjustment. No adjustment in the number of shares that may be issued upon exercise of this Warrant as provided in this Article II shall be required unless such adjustment would require an increase or decrease in such number of shares of at least one percent (1%) of the then adjusted number of shares of Common Stock that may be issued upon exercise of this Warrant; provided, however, that any such adjustments that by reason of the foregoing are not required to be made shall be carried forward and taken into account and included in determining the amount of any subsequent adjustment; and provided further, that if the Company shall at any time subdivide or combine the outstanding shares of Common Stock or issue additional shares of Common Stock as a dividend, said percentage shall forthwith be proportionately adjusted so as to appropriately reflect the same.

         Section 2.07 Exercise Price. This warrant is exercisable at the following prices:

         [number] Shares            $[price] Exercise Price Per Share

         [number] Shares            $[price] Exercise Price Per Share

         Section 2.08 Record Date. In the event that the Company shall not take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend payable in Common Stock, then such record date shall be deemed for the purposes of this Article II to be the date of the issue or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend.

         Section 2.09 Officer's Certificate. Whenever the Exercise Price shall be adjusted as provided in this Article II, the Company shall forthwith file with its Secretary and retain in the permanent records of the Company, an officer's certificate showing the adjusted Exercise Price determined as provided in this Article II, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional or fewer shares of Common Stock, and such other facts as may be reasonably necessary to show the reason for and the method of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder.

         Section 2.10 Notice of Adjustment. Upon any adjustment of the number of shares that may be issued upon exercise of this Warrant or the Exercise Price, the Company shall give notice thereof to the Holder, which notice shall state the increase or decrease, if any, in the number of shares that may be issued upon the exercise of this Warrant and the Exercise Price, setting forth in reasonable detail the method of calculation and the facts upon which such calculation is based.

         Section 2.11 Definition of "Common Stock". As used in this Article II, the term "Common Stock" shall mean and include all of the Company's authorized Common Stock of any class as constituted on the date of this Warrant as set forth below, and shall also include any capital stock of any class of the Company thereafter authorized that shall not be limited to a fixed sum or stated value in respect of the rights of the holders thereof to participate in dividends or the distribution of assets upon the voluntary or involuntary liquidation, dissolution or winding up of the Company.

         Section 2.12 Exclusion of Certain Stock. Notwithstanding anything in this Article II, no adjustment of the Exercise Price or the number of shares to be issued upon exercise of this Warrant shall be made upon, (i) the grant of options under any stock option plan of the Company now existing or hereafter adopted by the Company (as any such plan may be amended from time to time) or
(ii) the issuance of shares of Common Stock upon the exercise of options granted under any such plan or (iii) other events where adjustment is not specifically required by this Warrant.


                                  ARTICLE III.

                   TRANSFER RESTRICTIONS; REGISTRATION RIGHTS

         Section 3.01 Securities Law Transfer Restrictions. By taking and holding this Warrant, the Holder (i) acknowledges that neither this Warrant nor any shares of Common Stock that may be issued upon exercise of this Warrant have been registered under the Securities Act or any applicable state securities or blue sky law (collectively, "Securities Laws"); and (ii) covenants and agrees that the Warrants described herein are being acquired as an investment and not with a view to the distribution thereof and agrees not to sell, transfer, or otherwise dispose of any such shares of Common Stock without registration unless the sale, transfer, or disposition of such shares can be effected without registration and in compliance with the Securities Laws. Any certificate for shares of Common Stock issued upon exercise of this Warrant shall bear an appropriate legend describing the foregoing restrictions, unless such shares of Common Stock have been effectively registered under the applicable Securities Laws.

         Section 3.02 Provision of Information by Holder. The Holder shall make available to the Company such written information, presented in form and content satisfactory to the Company, as the Company may reasonably request, from time to time, in order to make the determination provided for in Section 3.01.

                                   ARTICLE IV.

                                  MISCELLANEOUS

         Section 4.01 Warrant Transferable. Subject to the transfer conditions referred to in the legend endorsed thereon, the Warrant and all rights thereunder are transferable, in whole or in part, without charge to the Registered Holder, upon surrender of the Warrant with a properly executed Assignment (in the form of Exhibit C hereto) at the principal office of the Company.

         Section 4.02 Warrant Exchangeable for Different Denominations. This Warrant is exchangeable, upon the surrender hereof by the Registered Holder at the principal office of the Company, for new Warrants of like tenor representing in the aggregate the purchase rights hereunder, and each of such new Warrants shall represent such portion of such rights as is designated by the Registered Holder at the time of such surrender. All Warrants representing portions of the rights hereunder are referred to herein as the "Warrants."

         Section 4.03 Notices. Any notice or communication to be given pursuant to this Warrant shall be in writing and shall be delivered in person or by certified mail, return receipt requested, in the United States mail, postage prepaid. Notices to the Company shall be addressed to the Company's principal office. Notices to the Holder shall be addressed to the Holder's address as reflected in the records of the Company. Notices shall be effective upon delivery in person, or, if mailed, at midnight on the fifth business day after mailing.

         Section 4.04 No Shareholder Rights. This Warrant shall not entitle the Holder to any voting rights or other rights as a shareholder of the Company.

         Section 4.05 Current Information. The Company shall cause copies of all financial statements and reports, proxy statements and other documents that are provided to its shareholders to be sent by first class mail, postage prepaid, on the date of mailing to such shareholders, to the Holder at the address reflected in the records of the Company.

         Section 4.06 Governing Law. This Warrant shall be governed by and construed in accordance with the laws of the State of New York without giving effect to its conflict of laws principles. The parties hereto further agree and acknowledge that any dispute or controversy arising out of or in any manner whatsoever relating to this Warrant shall be brought in the courts of the state of Arizona, and by execution and delivery of this warrant hereby (i) accepts the jurisdiction of the aforesaid courts; (ii) irrevocably agrees to be bound by any judgment of any such court with respect to this warrant; and (iii) irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of venue, court, action or proceeding with respect to this Warrant brought in any such court and further irrevocably waives any such claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.

         Section 4.07 Headings; Interpretation. The section headings used herein are for convenience of reference only and are not intended to define, limit or describe the scope or intent of any provision of this Warrant. When used in this Warrant, the term "including" shall mean "including, without limitation."

         Section 4.08 Successors. The covenants, agreements and provisions of this Warrant shall bind the parties hereto and their respective successors and permitted assigns.

         Section 4.09 Integrated Agreement; Modification. This Warrant is a complete statement of the agreement of the parties with respect to the subject matter hereof and may be modified only by written instrument executed by the parties.

         Section 4.10 Replacement. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of the Registered Holder shall be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing this Warrant, and in the case of any such loss, theft or destruction, upon receipt of an unsecured indemnity agreement of the Registered Holder in form reasonably satisfactory to the Company, or, in the case of any such mutilation upon surrender of such certificate, the Company shall (at its expense) execute and deliver in lieu of such certificate a new certificate of like kind representing the same rights represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

         Section 4.11 Amendment and Waiver. Except as otherwise provided herein, the provisions of the Warrants may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of the Registered Holders of Warrants representing two-thirds of the shares of Common Stock obtainable upon exercise of outstanding Warrants; provided, that no such action may change the number of shares or class of stock obtainable upon exercise of each Warrant without the written consent of the Registered Holders of Warrants representing 100% of the shares of Common Stock obtainable upon exercise of the Warrants.

         Section 4.12 Warrant Register. The Company shall maintain at its principal executive office books for the registration and the registration of transfer of Warrants. The Company may deem and treat the Registered Holder as the absolute owner hereof (notwithstanding any notation of ownership or other writing hereon made by anyone) for all purposes and shall not be affected by any notice to the contrary.

         Section 4.13 Specific Performance. The Company, on the one hand, and the holder of this Warrant, on the other hand, acknowledge that money damages would not be a sufficient remedy for any breach of this Warrant. It is accordingly agreed that the parties shall be entitled to specific performance and injunctive relief as remedies for any such breach, these remedies being in addition to any of the remedies to which they may be entitled at law or equity.

         Section 4.14 Remedies Cumulative. Except as otherwise provided herein, the remedies provided herein shall be cumulative and shall not preclude the assertion by any party hereto of any other rights or the seeking of any other remedies against any other party hereto.

         Section 4.15 No Third Party Beneficiaries. Except as specifically set forth or referred to herein, nothing herein is intended or shall be construed to confer upon any person or entity other than the parties hereto and their successors or assigns, any rights or remedies under or by reason of this Warrant.

         Section 4.16 Severability. If any term, provision, covenant or restriction of this Warrant is held by a court of competent jurisdiction to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Warrant shall remain in full force and effect and shall in no way be affected, impaired or invalidated.


         IN WITNESS WHEREOF, the Company has caused this Warrant to be issued as of May 17, 2000

ATTEST:                                     iBIZ TECHNOLOGY CORP.



By:                                         By:
   ---------------------------                 -------------------------------
     Terry Ratliff, Secretary                  Ken Schilling, President

                                SUBSCRIPTION FORM

                 (TO BE EXECUTED ONLY UPON EXERCISE OF WARRANT)


         The undersigned registered owner of this Warrant irrevocably exercises this Warrant and purchases _______ shares of Common Stock of iBIZ TECHNOLOGY CORP., a Florida corporation, that may be issued under this Warrant and herewith delivers the sum of $__________ in full payment of the Exercise Price for such shares, all on the terms and conditions specified in this Warrant. Such shares are to be delivered to such holder at the address reflected in the records of the Company unless contrary instructions are herein given.


Deliver certificates to:




Dated:
      --------------------------                -------------------------------
                                                (Signature of Registered Owner)

                                                -------------------------------
                                                (Street Address)

                                                -------------------------------
                                                (City)   (State)  (Zip Code)

                                                                       EXHIBIT A

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                      5:30 P.M. NEW YORK TIME, May 16, 2005

NO. W-______                                                  [Number]  Warrants

                               WARRANT CERTIFICATE

         This Warrant Certificate certifies that [Holder], or registered assigns, is the registered holder of 75,000 Warrants to purchase initially at any time from May 17, 2000, until 5:30 p.m. New York time on May 16, 2006 (the "Expiration Date"), up to 75,000 fully-paid and non-assessable shares of common stock, $.001 par value ("Common Stock") of iBIZ Technology Corp., a Florida corporation (the "Company"), at an exercise price of [price] per share, subject to terms as set forth in the Common Stock Purchase Warrant (the "Exercise Price"), per share of Common Stock; upon surrender of this Warrant Certificate and payment of the applicable Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement dated as of May 17, 2000, between the Company and [Holder] (the "Warrant Agreement"). Payment of the applicable Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

               No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference herein and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the

Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

               The Warrant Agreement provides that upon the occurrence of certain events, the then applicable Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the then applicable Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

               Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

               Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

               The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

               All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.



                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

               IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of
           -------------------
                                                   IBIZ TECHNOLOGY CORP.



                                                   By:
                                                      --------------------------
                                                      Ken Schilling, President


ATTEST:



By:
   -----------------------------
   Terry Ratliff, Secretary

                                                                       EXHIBIT A

THE WARRANTS REPRESENTED BY THIS CERTIFICATE AND THE OTHER SECURITIES ISSUABLE UPON EXERCISE HEREOF MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO (i) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), (ii) TO THE EXTENT APPLICABLE, RULE 144 UNDER SUCH ACT (OR ANY SIMILAR RULE UNDER SUCH ACT RELATING TO THE DISPOSITION OF SECURITIES), OR (iii) AN OPINION OF COUNSEL, IF SUCH OPINION SHALL BE REASONABLY SATISFACTORY TO COUNSEL FOR THE ISSUER, THAT AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT IS AVAILABLE.

THE TRANSFER OR EXCHANGE OF THE WARRANTS REPRESENTED BY THIS CERTIFICATE IS RESTRICTED IN ACCORDANCE WITH THE WARRANT AGREEMENT REFERRED TO HEREIN.

                            EXERCISABLE ON OR BEFORE
                      5:30 P.M. NEW YORK TIME, May 16, 2005

NO. W-______                                                 [number]   Warrants

                               WARRANT CERTIFICATE

         This Warrant Certificate certifies that [Holder], or registered assigns, is the registered holder of [number] Warrants to purchase initially at any time from May 17, 2000, until 5:30 p.m. New York time on May 16, 2005 (the "Expiration Date"), up to [number] fully-paid and non-assessable shares of common stock, $.001 par value ("Common Stock") of iBIZ Technology Corp., a Florida corporation (the "Company"), at an exercise price of $5.00 per share, subject to terms as set forth in the Common Stock Purchase Warrant (the "Exercise Price"), per share of Common Stock; upon surrender of this Warrant Certificate and payment of the applicable Exercise Price at an office or agency of the Company, but subject to the conditions set forth herein and in the Warrant Agreement dated as of May 17, 2000, between the Company and [Holder] (the "Warrant Agreement"). Payment of the applicable Exercise Price shall be made by certified or official bank check in New York Clearing House funds payable to the order of the Company.

               No Warrant may be exercised after 5:30 p.m., New York time, on the Expiration Date, at which time all Warrants evidenced hereby, unless exercised prior thereto, shall thereafter be void.

               The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants issued pursuant to the Warrant Agreement, which Warrant Agreement is hereby incorporated by reference herein and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the

Company and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants.

               The Warrant Agreement provides that upon the occurrence of certain events, the then applicable Exercise Price and the type and/or number of the Company's securities issuable thereupon may, subject to certain conditions, be adjusted. In such event, the Company will, at the request of the holder, issue a new Warrant Certificate evidencing the adjustment in the then applicable Exercise Price and the number and/or type of securities issuable upon the exercise of the Warrants; provided, however, that the failure of the Company to issue such new Warrant Certificates shall not in any way change, alter, or otherwise impair, the rights of the holder as set forth in the Warrant Agreement.

               Upon due presentment for registration of transfer of this Warrant Certificate at an office or agency of the Company, a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided herein and in the Warrant Agreement, without any charge except for any tax or other governmental charge imposed in connection with such transfer.

               Upon the exercise of less than all of the Warrants evidenced by this Certificate, the Company shall forthwith issue to the holder hereof a new Warrant Certificate representing such number of unexercised Warrants.

               The Company may deem and treat the registered holder(s) hereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, and of any distribution to the holder(s) hereof, and for all other purposes, and the Company shall not be affected by any notice to the contrary.

               All terms used in this Warrant Certificate which are defined in the Warrant Agreement shall have the meanings assigned to them in the Warrant Agreement.



                     [REST OF PAGE INTENTIONALLY LEFT BLANK]

               IN WITNESS WHEREOF, the Company has caused this Warrant Certificate to be duly executed under its corporate seal.

Dated as of
            -------------------
                                           IBIZ TECHNOLOGY CORP.



                                            By:
                                               -------------------------------
                                               Ken Schilling, President


ATTEST:



By:
   ---------------------------
   Terry Ratliff, Secretary

                                                                       EXHIBIT B

             [FORM OF ELECTION TO PURCHASE PURSUANT TO SECTION 1.03]
                               (Cashless Exercise)

               The undersigned hereby irrevocably elects to exercise the right,
represented by this Warrant Certificate, to purchase                  shares of
Common Stock all in accordance with the terms hereof of the Warrant Agreement. The undersigned requests that a certificate for such securities be registered
in the name of                      whose address is              and that such
Certificate  be delivered to         whose address is
                .


Dated:


                           Signature
                                    ----------------------------------------

                           (Signature must conform in all respects to name of holder as specified on the face of the Warrant Certificate.)


                           ------------------------------
                           (Insert Social Security or Other
                           Identifying Number of Holder)






                                                                       EXHIBIT C

                 [FORM OF ASSIGNMENT PURSUANT TO SECTION 4.01)]

(To be executed by the registered holder if such holder desires to transfer the Warrant Certificate.)

     FOR VALUE RECEIVED
hereby sells, assigns and transfers unto

------------------------------------------
   (Please print name and address of transferee)

this Warrant Certificate, together with all right, title and interest therein, and hereby irrevocably constitutes and appoints
Attorney, to transfer the within Warrant Certificate on the books of the within-named Company, with full power of substitution.

Dated:

               Signature:
                         -------------------------------------

               (Signature must confirm in all respects to name of holder as specified on the face of the Warrant Certificate.)

        (Insert Social Security or Other Identifying Number of Assignee).